UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 28, 2021 (July 27, 2021)

Capitol Investment Corp. V

(Exact name of registrant as specified in its charter)

Delaware	001-39754	84-1956909
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1300 17th Street North, Suite 820 Arlington, Virginia	22209
(Address of principal executive offices)	(Zip Code)

(202) 654-7060
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one warrant	CAP.U	The New York Stock Exchange
Class A common stock, $0.0001 par value per share	CAP	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	CAP.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

At the special meeting in lieu of the 2021 annual meeting of stockholders (the “Special Meeting”) of Capitol Investment Corp. V (“Capitol”), holders of 32,472,407 shares of Capitol’s common stock, which represented 75.298% of the common stock outstanding and entitled to vote as of the record date of June 8, 2021, were represented in person or by proxy. The final voting results for each matter submitted to a vote of the Capitol stockholders at the Special Meeting are set forth below:

Approval of the Business Combination Proposal

The stockholders approved the adoption of the Agreement and Plan of Merger, dated as of March 2, 2021 (the “Merger Agreement”), by and among Capitol, Capitol V Merger Sub Inc. (“Merger Sub”) and Doma Holdings, Inc., formally known as “States Title Holding, Inc.” (“Doma”), as amended by Amendment No. 1 to the Merger Agreement, dated as of March 18, 2021 (“Amendment No. 1 to the Merger Agreement”), by and among Capitol, Merger Sub and Doma. Copies of the Merger Agreement and the Amendment No. 1 to the Merger Agreement are attached to our definitive proxy statement/prospectus (the “Definitive Proxy”) for the Special Meeting filed with the Securities and Exchange Commission (the “Commission”) on July 2, 2021, and is incorporated herein by reference, as Annex A-1 and Annex A-2, respectively. The Merger Agreement provides for, among other things, the merger of Merger Sub with and into Doma (the “Merger”), with Doma, to be renamed “States Title Holding, Inc.,” surviving the Merger as a wholly owned subsidiary of Capitol, which will be renamed “Doma Holdings, Inc.” (“New Doma”), in accordance with the terms and subject to the conditions of the Merger Agreement (the “Business Combination Proposal”). The results of the stockholder vote with respect to the Business Combination Proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
31,380,524	1,052,686	39,197	N/A

Approval of the Charter Proposal

The stockholders approved the adoption of the proposed amended and restated certificate of incorporation (the “Proposed Certificate of Incorporation”) of New Doma, which will replace Capitol’s amended and restated certification of incorporation, dated December 1, 2020 (the “Current Certificate of Incorporation”), and will be in effect upon the closing of the transactions contemplated by the Merger Agreement (the “Business Combination,” and, such proposal, the “Charter Proposal”). The results of the stockholder vote with respect to the Charter Proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
31,383,685	1,049,486	39,236	N/A

The Advisory Charter Proposals

The stockholders approved, on a non-binding advisory basis, the following material differences between the Proposed Certificate of Incorporation and the Current Certificate of Incorporation:

Approval of Advisory Charter Proposal A

The stockholders approved the change of the name of New Doma to “Doma Holdings, Inc.” as opposed to “Capitol Investment Corp. V” (“Advisory Charter Proposal A”). The results of the stockholder vote with respect to Advisory Charter Proposal A were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
30,207,484	1,549,494	715,429	N/A

Approval of Advisory Charter Proposal B

The stockholders approved the change in the authorized capital stock of Capitol from 400,000,000 shares of Class A common stock, par value $0.0001 per share (“Capital Class A Common Stock”), 50,000,000 shares of Class B common stock, par value $0.0001 per share, and 50,000,000 shares of preferred stock, par value $0.0001 per share, to 2,000,000,000 shares of common stock, par value $0.0001 per share, of New Doma (the “New Doma common stock”) and 100,000,000 shares of preferred stock, par value $0.0001 per share, of New Doma (“Advisory Charter Proposal B”). The results of the stockholder vote with respect to Advisory Charter Proposal B were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
28,147,700	3,605,050	719,657	N/A

Approval of Advisory Charter Proposal C

The stockholders approved the Proposed Certificate of Incorporation’s removal of various provisions applicable only to special purpose acquisition companies that the Current Certificate of Incorporation contains, such as the obligation to dissolve and liquidate if a business combination is not consummated in a certain period of time (“Advisory Charter Proposal C”). The results of the stockholder vote with respect to Advisory Charter Proposal C were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
30,206,895	1,549,764	715,748	N/A

Approval of the Stock Issuance Proposal

The stockholders approved the adoption of, for the purposes of complying with the applicable listing rules of The New York Stock Exchange (the “NYSE”), the issuance of (x) shares of New Doma common stock pursuant to the terms of the Merger Agreement and (y) shares of New Doma common stock to certain institutional investors in connection with a concurrent private placement, plus any additional shares pursuant to subscription agreements we may enter into prior to closing of the Business Combination (the “Stock Issuance Proposal”). The results of the stockholder vote with respect to the Stock Issuance Proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
30,632,375	1,800,420	39,612	N/A

Approval of the Incentive Plan Proposal

The stockholders approved the Doma Holdings, Inc. Omnibus Incentive Plan (the “Incentive Plan Proposal”). The results of the stockholder vote with respect to the Incentive Plan Proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
28,846,204	3,390,352	235,851	N/A

Approval of the ESPP Proposal

The stockholders approved the Doma Holdings, Inc. Employee Stock Purchase Plan (the “ESPP Proposal”). The results of the stockholder vote with respect to the ESPP Proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
29,602,326	2,635,535	234,546	N/A

Approval of the Director Election Proposal

The stockholders approved the election of Max Simkoff, Serena Wolfe, Matthew E. Zames, Stuart Miller, Charles Moldow, Karen Richardson, Sharda Cherwoo, Lawrence Summers and Maxine Williams, who, upon consummation of the Business Combination, will be directors of New Doma (the “Director Election Proposal”).

The results of the stockholder vote with respect to the Director Election Proposal were as follows:

Director Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Max Simkoff	8,625,000	0	0	N/A
Serena Wolfe	8,625,000	0	0	N/A
Matthew E. Zames	8,625,000	0	0	N/A
Stuart Miller	8,625,000	0	0	N/A
Charles Moldow	8,625,000	0	0	N/A
Karen Richardson	8,625,000	0	0	N/A
Sharda Cherwoo	8,625,000	0	0	N/A
Lawrence Summers	8,625,000	0	0	N/A
Maxine Williams	8,625,000	0	0	N/A

The proposal to approve the adjournment of the Special Meeting by the chairman thereof to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the Business Combination Proposal, the Charter Proposal, the Stock Issuance Proposal, the Incentive Plan Proposal, the ESPP Proposal and/or the Director Election Proposal was deemed not necessary and not acted upon at the Special Meeting because there were sufficient votes at the time of the Special Meeting to approve the adoption of the required proposals.

Item 8.01 Other Events

A total of 29,484,128 shares of Capitol Class A Common Stock were presented for redemption in connection with the Special Meeting (the “Redemptions”).

The Merger Agreement provides that Doma’s obligation to consummate the transactions contemplated by the Merger Agreement (but not Capitol’s) is conditioned on, among other things, a requirement (the “Minimum Cash Condition”) that the cash and cash equivalents of Capitol and its subsidiaries as of the Closing Date (the “Available New Doma Cash”), including (i) the cash available to be released from Capitol’s trust account following the Redemptions, (ii) the proceeds actually received by Capitol in the PIPE Financing (as defined in the Definitive Proxy) and (iii) cash and cash equivalents of Capitol and its subsidiaries held outside of Capitol’s trust account is equal to or greater than $450,000,000 (the “Minimum Available Cash Amount”). As a result of the Redemptions, there is approximately $350 million of Available New Doma Cash. Doma in its sole discretion is expected to waive the failure to satisfy the Minimum Cash Condition.

Though not guaranteed, Capitol expects to close the Business Combination on July 28, 2021, subject to customary closing conditions, and for the New Doma common stock and warrants to begin publicly trading on the NYSE under the new symbols “DOMA” and “DOMA.WS,” respectively, on July 29, 2021.

Forward-Looking Statements Legend

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics, projections of market opportunity, total addressable market (“TAM”), market share and competition and potential benefits of the transactions described herein, and expectations related to the terms and timing of the transactions described herein. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of Doma’s and Capitol’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict, will differ from assumptions and are beyond the control of Doma and Capitol.

These forward-looking statements are subject to a number of risks and uncertainties, including changes in business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the transactions described herein; failure to realize the anticipated benefits of the transactions described herein; risks relating to the uncertainty of the projected financial information with respect to Doma; future global, regional or local economic, political, market and social conditions, including due to the COVID-19 pandemic; the development, effects and enforcement of laws and regulations, including with respect to the title insurance industry; Doma’s ability to manage its future growth or to develop or acquire enhancements to its platform; the effects of competition on Doma’s future business; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; and those other factors included in Capitol’s final prospectus relating to its initial public offering dated December 1, 2020 (File No. 333-249297) and the Definitive Proxy under the heading “Risk Factors,” and other documents Capitol filed, or will file, with the SEC.

If any of these risks materialize or Doma’s or Capitol’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Doma nor Capitol presently know or that Doma or Capitol currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Doma’s and Capitol’s expectations, plans or forecasts of future events and views as of the date of this press release. Doma and Capitol anticipate that subsequent events and developments will cause Doma’s and Capitol’s assessments to change. However, while Doma and Capitol may elect to update these forward-looking statements at some point in the future, Doma and Capitol specifically disclaim any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing Doma’s and Capitol’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Capitol Investment Corp. V

By:	/s/ Mark D. Ein
Name:	Mark D. Ein
Title:	Chairman, Chief Executive Officer and Director

Date: July 28, 2021